Exhibit 10.1

FORM OF Waiver and AMENDMENT AGREEMENT

This Waiver and Amendment Agreement (this “Agreement”), dated as of December 2, 2024, is by and among AYRO, Inc., a Delaware corporation (the “Company”), and each investor listed on the signature page attached hereto (collectively, the “Investors”).

WITNESSETH

Whereas, the Company and the Investors are party to that certain Securities Purchase Agreement, dated as of August 7, 2023 (the “Purchase Agreement”), pursuant to which the Company issued to the Investors shares of the Company’s H-7 Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), the terms of which are set forth in the Certificate of Designations for the Series H-7 Convertible Preferred Stock (as amended, the “Certificate of Designations”), and warrants (the “Warrants,” and, together with the Purchase Agreement and the Certificate of Designations, the “Transaction Documents”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”);

WHEREAS, the Company desires to issue as equity awards to the directors of the Company (i) fully vested restricted shares of Common Stock and (ii) fully vested cash-settled restricted stock units (“RSUs”) of the Company, representing shares of Common Stock and shares of Common Stock underlying the RSUs in an aggregate amount equal to the quotient of (i) $713,125 divided by (ii) the closing sale price of the Company’s Common Stock on December 2, 2024 (such shares and RSUs, the “Director Awards”);

WHEREAS, the aggregate number of shares of Common Stock issuable pursuant to Director Awards (including those underlying RSUs), is in excess of 10% of the shares of Common Stock issued and outstanding immediately prior to the date of the Purchase Agreement;

WHEREAS, the undersigned constitute the Required Holders pursuant to each of the Transaction Documents; and

WHEREAS, the Company and the Investors desire to amend certain provisions of the Certificate of Designations and the Purchase Agreement to exclude the Director Awards from all covenants and provisions in the Transaction Documents that may be applicable to such issuances.

Now, therefore, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Purchase Agreement.

2.	Waiver and Amendment to the Certificate of Designations. The parties hereto hereby agree to amend the rights of the Preferred Stock as set forth in the Amendment to the Certificate of Designations attached as Exhibit A hereto (the “Amendment”). Upon the effectiveness of this Agreement, the Company shall promptly file the Amendment and provide a copy thereof to each Investor promptly after such filing. In addition, the Investors hereby waive any breach or violation of Certificate of Designations resulting from the issuance of the Director Awards and further agree that the issuance of the Director Awards shall not result in any adjustment to the Preferred Stock or otherwise trigger any right or remedy of the Investors.

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3.	Waiver and Amendment to the Purchase Agreement. The parties hereto hereby agree that Section 4(k) of the Purchase Agreement is hereby amended such that the issuance of the Director Awards shall be deemed to constitute “Excluded Securities” under the Purchase Agreement. In addition, the Investors hereby waive any breach or violation of the Purchase Agreement and the Warrants resulting from the issuance of the Director Awards and further agree that the issuance of the Director Awards shall not result in any adjustment to the Warrants or otherwise trigger any right or remedy of the Investors.

4.	Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.	Governing Law. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN SECTION 9(a) OF THE Purchase AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6.	Terms and Conditions of the Transaction Documents. Except as modified and amended herein, all of the terms and conditions of the Transaction Documents shall remain in full force and effect.

[Signature pages follow immediately.]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above written.

Company:

AYRO, Inc.

By:
Name:	Joshua Silverman
Title:	Executive Chairman

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In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Name of Investor:

By:
Name of signatory:
Title:

[Investor Signature Page to Waiver and Amendment Agreement]

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EXHIBT A

Form Amendment to the Certificate of Designations of Series H-7 Convertible Preferred Stock

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